Nareit REITweek Investor Conference June 2 – 3, 2020 Together with you, we make a house a home.

Disclaimer This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which include, but are not limited to, statements related to the Company's expectations regarding the performance of the Company's business, its financial results, its liquidity and capital resources, and other non-historical statements, including without limitation the information under the heading “Full Year 2020 Guidance Update.” In some cases, you can identify these forward-looking statements by the use of words such as “outlook,” “guidance,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including, among others, risks inherent to the single-family rental industry and the Company's business model, macroeconomic factors beyond the Company's control, competition in identifying and acquiring properties, competition in the leasing market for quality residents, increasing property taxes, homeowners’ association (“HOA”) and insurance costs, the Company's dependence on third parties for key services, risks related to the evaluation of properties, poor resident selection and defaults and non-renewals by the Company's residents, performance of the Company's information technology systems, risks related to the Company's indebtedness, and risks related to the potential negative impact of the outbreak of the novel coronavirus strain, known as COVID-19, on the Company’s financial condition, results of operations, cash flows, business, associates, and residents. The extent to which COVID-19 impacts the Company will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity, and duration of the pandemic, the actions taken to contain the pandemic or mitigate its impact, and the direct and indirect economic effects of the pandemic, containment measures, monetary and/or fiscal policies implemented to provide support or relief to businesses and/or residents, and other government, regulatory, and/or legislative changes precipitated by the COVID-19 pandemic, among others. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Moreover, many of these factors have been heightened as a result of the ongoing and numerous adverse impacts of COVID-19. The Company believes these factors include, but are not limited to, those described under Part I. Item 1A. “Risk Factors” of the Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020, filed with the Securities and Exchange Commission (the "SEC"), as such factors may be updated from time to time in the Company's periodic filings with the SEC, which are accessible on the SEC’s website at http://www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the Company’s other periodic filings. The forward-looking statements speak only as of the date of this presentation, and the Company expressly disclaims any obligation or undertaking to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except to the extent otherwise required by law. 2

Key Takeaways and Updates Invitation Homes is positioned favorably for both near-term stability and long-term growth 1) Business continues to perform well amid COVID-19  Rent collections 97% of historical average in May, up from April’s 95%  Same Store average occupancy increased to another record high of 97.5% in May (+90 bps YoY), up from 97.2% in April  Continued strong demand, with Same Store net effective blended rent growth of 3.4% in May vs 3.2% in April  ~$1.1B of liquidity as of April 30, 2020, with no debt maturities until 2022; repaid $120M of revolver balance in May 2) Long-term growth story as strong as ever  Significant pipeline of demand in millennial generation likely to move toward single-family rental over the next decade  Ripple-effects of COVID-19 could have a lasting impact on preferences for single-family space versus denser housing options  Multiple INVH growth initiatives (on top of organic fundamentals) to enhance the resident experience, portfolio, and returns 3) Invitation Homes enjoys unique competitive advantages  Long-term high-growth market footprint with over 70% of revenues in the Western US and Florida  Scale and market density of almost 5,000 homes per market is a key efficiency driver that is not easily replicable  Local management, collaborating with central support, enhances control over asset quality and the resident experience ________________________________________________ Note: All May numbers are preliminary as of 5/30/2020. 3

Southern California I. STRONG PERFORMANCE AMID COVID-19 TO DATE 4

COVID-19 Response Update Resident satisfaction scores have continued to climb, and operating results have remained positive so far We acted early in response to COVID-19 to prioritize the wellbeing of residents and associates:  COVID-specific safety measures were implemented in mid-March, such as leveraging self-show technology for leasing tours  Resident care measures related to financial hardship were introduced in March and continue today, including a voluntary moratorium on evictions and payment plans for residents who require flexibility to meet rental obligations over time  Offices remain closed, and non-critical maintenance continues to be deferred, but we have formulated flexible plans to re- open safely and begin addressing deferred R&M in the near-term on a market-by-market basis as appropriate We have maximized operating results (see page 6) by leveraging our platform advantages and staying nimble:  Early concessions were reduced considerably in May, and demand has remained strong (occupancy record-high)  Remaining steady on renewal rent growth, with turnover improving further (Same Store move-outs down 8.5% YoY in May)  Resident communication and payment plan vetting enhanced over time, helping to drive even better rent collection in May Continuing to manage risk conservatively, but monitoring for opportunities:  Repaid $120M of revolving credit in May on the back of strong rent collections and healthy trends in the business  Remain temporarily paused on sourcing new acquisitions, but monitoring for the appropriate time to resume activity ________________________________________________ Note: All May numbers are preliminary as of 5/30/2020. 5

Record Occupancy and Healthy Rent Collection LeadingOperating investor results strengthened and operator further of over in May;80k homesrent collection in a sector rate upwith 2% outsized (~$6M) from growth April prospects to May Same Store Average Occupancy Revenue Collected % of Revenue Due (1) 2019 2020 97.5% Total collected in April: 94% vs 99% hist avg Total collected in May: 96% vs 99% hist avg 97.2% 96% 94% 96.9% 96.6% 96.6% 96.6% 96.6% 96.5% 96.5% 96.3% 92% 92% Jan Feb Mar Apr May 2020 Same Store Net Effective Rental Rate Growth: Q1 2020 Apr May 4% Renewal 4.3% 4.1% 3.8% 2% New 1.7% 1.0% 2.4% Collected in April Collected in May Blended 3.4% 3.2% 3.4% March Rents April Rents May Rents ________________________________________________ Note: All May numbers are preliminary as of 5/30/2020. (1) Includes both rental revenues and other property income. Rent is considered to be due based on the terms of the original lease, not based on payment plan if one is in place. Security deposits retained to offset rents due are not included as revenue collected. On average historically, approximately 3% of each month’s collections are receivables from the prior month (vs 2% in April and 4% in May). 6

Strong Liquidity & Safe Balance Sheet ~$1.1B of cash & revolver capacity, with no debt maturing prior to 2022 and minimal investment commitments Strong balance sheet position as of April 30, 2020: (1)  $225M of cash and $850M of available capacity on revolving line of credit (significant cushion to credit facility covenants)  $152M of resident security deposits available if needed to cover shortfalls in rental payments  51% of homes unencumbered Minimal financing needs and investment commitments:  No debt reaching final maturity before 2022  Temporarily paused sourcing new acquisitions, but monitoring for the opportune time to resume activity ▪ $6M of acquisitions in May and $12M in pipeline beyond May (under contract prior to pause in new acquisitions) ▪ Remain active selling homes – $37M of dispositions closed in May and $65M under contract beyond May Debt Maturity Schedule as of 4/30/2020 (1) (Final maturities, $ in millions) $4,000 $2,872 $3,000 $1,995 $2,000 $932 $998 $1,000 $740 $620 $403 $- 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 ________________________________________________ Note: All May numbers are preliminary as of 5/30/2020. (1) Pro forma $120M paydown of revolving credit balance in May 2020. 7

Seattle II. HIGHLY COMPELLING LONG-TERM GROWTH STORY 8

Meeting an Underserved Need in the Housing Market IH provides a superior experience, but today serves only 0.5% of the growing demand for single-family rentals U.S. Housing Summary (1) Growing Single-Family Rental Demand 126 Million Households Single-Family Rental Households Owned: 62% 17M (78M units) 13M Rented: 38% (48M units) 9M 5M 06 07 08 09 10 11 12 13 14 15 16 17 18 19 48 Million Rental Households Mobile Homes, Single-Family Boats, Etc.: 4% (1)(2) Rental: 35% (2M units) Single-Family Rental (SFR) Market Share (17M units) Home Count by Owner Type 10+ Unit "Mom & Pops" 16.2 million Apartments: 31% 2-9 Unit (15M units) Apartments: 29% Institutional (14M units) Owners 0.3 million ________________________________________________ (1) Source: John Burns Real Estate Consulting. (2) Source: Public company home counts from public filings as of 4Q19; Private company home counts estimated using HouseCanary data. 9

Demographics to Drive Household Formation John Burns Real Estate Consulting expects 12.5M net households to be formed over the next 10 years  Significant pent-up demand in millennial generation likely to move toward single-family rental over the next decade Current Population by Age Cohort Percentage of 30-Year-Olds Hitting ‘Adult’ Milestones (millions of people) Future Delayed milestones = significant future demand Demand 1975 2015 24 56% Own a home 23 23.3 33% Avg. IH Resident Age: 39 22 76% 22.1 Live with a child 21.9 47% 21 21.1 21.2 20.9 Have ever 89% 20 married 57% 19.6 19 90% Live on their own 70% 18 15-19 20-24 25-29 30-34 35-39 40-44 45-49 ________________________________________________ Source: U.S. Census Bureau and John Burns Real Estate Consulting. 10

Supply is Constrained Shortfall in single-family home construction is likely to continue  Rising labor costs, materials costs, impact fees, and regulatory hurdles have been barriers to supply over the last decade  Replacement cost increases for single-family housing have outpaced consumer inflation and household income growth Total Housing Permits (Single and Multifamily) as a % of Households in Invitation Homes’ Markets 4.0% Single-Family Multifamily 80-'19 Avg 3.0% 2.0% 1.0% 0.0% 1980 1983 1986 1989 1992 1995 1998 2001 2004 2007 2010 2013 2016 2019 ________________________________________________ Source: U.S. Census Bureau and John Burns Real Estate Consulting. 11

Best-in-Class Platform for Future External Growth Currently paused on new acquisitions, but disciplined process drives potential to enhance portfolio over time IH’s multi-channel approach puts eyes on more opportunities and maximizes selectivity Broker/MLS iBuyers Leverage AcquisitionIQ and Positioned to be “buyer broker network to maximize of choice” as the iBuyer deal flow market continues to grow Auction Investor Bulks Participate in municipal Active aggregation of 5+ and county auctions unit investor portfolios Builder Partnerships Sale Leaseback(1) Foster relationships to target Developing program targeting new-build supply in targeted supply owned by individuals interested neighborhoods In transitioning to leasing lifestyle ________________________________________________ (1) Channel currently in development. 12

Value Enhancing Capex Opportunity Reinvesting in homes to simultaneously enhance resident loyalty, risk-adjusted returns, and asset durability Increased resident Scale loyalty Value Enhancing Data Double-digit NOI Project Scope yield on investment Experience in Markets Enhanced asset quality & durability  Multiple channels through which opportunities can be sourced: ▪ Pre-moveout visit: Superintendents trained to flag homes with certain criteria for asset management review ▪ Pre-marketing: Leasing managers use market insight to flag potential opportunities for revenue-enhancing upgrades ▪ Turn scope: After moveout, superintendent may flag for review if home has not been already ▪ Ad hoc rebuy analysis: Asset managers routinely perform rebuy analysis that can unearth value enhancing opportunities 13

Ancillary Services Opportunity We are in the very early stages of what the resident experience could look like Current State High-Priority Focus Initiatives Future Vision / Blue Sky  Reliable “genuine care” that creates  Enhanced leasing lifestyle that extends  Leading edge service provider to SFR peace of mind for residents with respect beyond basic housing needs and adds space to their fundamental housing needs value to more aspects of residents’ lives  Ancillary services:  Ancillary services:  Continuously evolving to meet the needs of residents ▪ Core Smart Home ▪ Enhanced Smart Home ▪ Pest control  Enhanced offerings to create economic ▪ HVAC filter delivery value to IH and meaningfully impact the resident experience to foster longer ▪ Landscaping services length of stay ▪ Pet services ▪ Insurance suite  Capture opportunities to create ongoing ▪ Energy savings partnership annuity type of products and services $15 – 30M annual ancillary income Above-inflationary ancillary income $1.4M Smart Home income in 2019 potential (ramping up over next 3yrs) growth and increased resident loyalty (less than 0.1% of monthly rent) (1 – 2% of monthly rent) (5%+ of monthly rent) Every 1% of revenue achieved in ancillary income equates to $0.03 per share 14

Las Vegas III. UNIQUE IH COMPETITIVE ADVANTAGES 15

Differentiated Portfolio and Platform

IH is strategically positioned around three pillars that enhance growth and the resident experience

Outsized Growth and Unparalleled Resident Experience

Location

- >70% of portfolio in Western U.S. and Florida
- In-fill neighborhoods
- High barriers to homeownership
- Outsized LT growth drivers
- Insulation from new supply

Scale

- Almost 5,000 homes per market on average
- 96% of revenue from markets with >2,000 homes
- Density drives service efficiency and revenue management intel

Eyes in Markets

- 17 in-house investment professionals in markets (1)
- 825 operations personnel across 34 local home pods(1)
- Proactive "ProCare" service visits by in-house techs
- Local, in-house control of the resident experience

(1) Personnel counts as of 12/31/2019.

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Location: High-Growth Markets High-growth markets; In-fill neighborhoods with proximity to jobs, transportation, and schools >70% of revenue from Western Seattle U.S. and Florida 6% Minne- apolis 2x greater 1% Northern Chicago household formation in IH California 4% (1) 7% Denver markets versus U.S. avg 3% Las Vegas Southern 3% Carolinas California 5% 14% Phoenix 29% lower 8% Atlanta Dallas Jacksonville single-family supply growth 3% 13% 2% than LT avg in IH markets (1) Orlando Houston 7% 2% Tampa 9% South Florida 34% more 13% home price appreciation Percent of 1Q20 Core revenues than U.S. avg since 2012 (1) ________________________________________________ (1) Based on data for or through the year ended December 31, 2019; sources: John Burns Real Estate Consulting, S&P CoreLogic Case-Shiller home price indices. 17

Scale and Eyes in Market: Atlanta Example Industry-leading scale enables Invitation Homes to operate efficiently with significant local presence in markets Atlanta - 12,494 Homes NW POD Team NE POD Team • 1 Vice President of Operations 3,400 Homes 3,314 Homes • 1 Director of Operations • 1 Rehab/Turn/R&M Director • 4 Portfolio Directors (POD) • 8 Portfolio Mgmt. Personnel • 13 Leasing Personnel • 22 Customer Care Reps • 73 Maintenance Techs/Supers SE POD Team Mack G., Maintenance Technician 2,945 Homes U.S. Army Veteran Resident Review: “I love Mack! He is a complete rock star! He is a courteous professional and gets the job done no matter what. He is the best maintenance person I've ever known and I have had many rental properties. He is a gem and IH is very lucky to have him SW POD Team as an employee. Mack is the best 2,835 Homes thing ever!” ________________________________________________ Note: Home counts and personnel counts as of 12/31/2019. 18

Wide Moat Around Competitive Advantages

Our portfolio and platform took years of experience to build

Building America's Preeminent Single-Family Rental REIT:

Aggregation

- Local experts invested home-by-home to build scale in high-growth markets
- Investment & property mgmt. teams in-house from day 1
- 95% of homes purchased in one-off transactions

Platform Innovation and Stabilization

- Built efficient platform leveraging local experts and technology
- Stabilized occupancy to 90%+ for total portfolio and 95%+ for Same Store

Optimization

- Incorporated robust revenue management tools
- Refined processes for expense management
- Pruned sub-optimal homes and recycled capital
- 7%+ SS-NOI growth CAGR

Merger Integration and Refinement

- Combined the best of two industry-leading portfolios and platforms in $20B merger
- Fine-tuned processes and systems to position for optimal execution and future growth
- 65%+ SS-Core NOI margin

Well-Positioned for the Future

- Strong liquidity position, with ~$1.1B of cash and credit line capacity
- Zero debt reaching final maturity before 2022
- Record-high occupancy and healthy rent collection amid COVID-19 pandemic
- Favorable long-term growth outlook supported by demographics
- High-quality, sticky resident base
- Strategically positioned portfolio
- Efficient, local platform
- Innovative team committed to enhancing the resident experience



Home Count
90K
80K
70K
60K
50K
40K
30K
20K
10K
0K
Founded by Blackstone and Dallas Tanner in 2012
First-ever institutional SFR securitization financing
Rollout of Pod-Based Local Ops Model
First IH Bulk Disposition
ProCare Proactive Maintenance Rollout
Second largest ever U.S. REIT IPO
Merger with Starwood Waypoint
Blackstone sells remaining position
First IH Term Loan from Insurance Company
2013
2014
2015
2016
2017
2018
2019
2020
Future

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invitation homes

Atlanta IV. PUTTING IT ALL TOGETHER 20

Stronger Growth Profile vs. Peers

Fundamentals and Invitation Homes differentiators are driving consistent outperformance in organic growth

2017 SS-NOI Growth [1]



Invitation Homes
7.4%
National Residential
3.5%
Coastal Residential
2.9%

2018 SS-NOI Growth [1]



Invitation Homes
4.4%
National Residential
2.9%
Coastal Residential
2.3%

2019 SS-NOI Growth [1]



Invitation Homes
5.6%
National Residential
4.1%
Coastal Residential
3.3%

2017 - 2019 Average SS-NOI Growth [1][2]



6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
5.8%
5.5%
4.1%
3.0%
2.6%
2.4%
2.2%
1.5%
Non-SF Rental Wtd Avg: 3.3%
Invitation Homes
Industrial
Office
Apartment
Strip Center
Storage
Healthcare
Mall

Note: National Residential represents simple average of AIV, AMH, CPT, MAA, and UDR. Coastal Residential represents simple average of AVB, EQR, and ESS. Data sourced from each company's public filings.
(1) Non-GAAP measure. For reconciliation, see Section V. Non-GAAP Reconciliations.
(2) Source: Deutsche Bank Global Investment Banking. REIT industry and subsector averages calculated as the weighted average (by enterprise value) of each REIT in Green Street's REIT coverage universe.

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invitation homes

Positive Impact on Residents and Communities Providing a high quality leasing experience for families and improving communities Resident Experience Community Investment  “ProCare” professional resident services provided by in-  Over $2 billion investment rehabilitating homes to date house local management and service teams  $296 million local taxes supporting communities in 2019  24/7 resident service hotline  $243 million to maintain homes for residents in 2019  Resident First Look program for home sales  Technology-enhanced resident experience  $35 million paid to homeowner associations in 2019  High quality homes in desirable neighborhoods  Hundreds of local vendors supported 22

Attractive SFR Risk Profile We believe outsized LT growth prospects and a favorable risk profile should drive a premium valuation for SFR Long-term Positive Differentiators for Investment Risk  Significant diversification of assets within portfolio  Value to both investors and owner-occupants (disposition channel optionality)  Flexibility to asset manage on a unit-by-unit basis  Most liquid real estate asset class in the world Structural Tailwinds Providing Benefit Regardless of Macroeconomic Fundamentals  Demographics (aging millennial generation) a positive for housing demand  Sticky, stable resident base: ~$110k avg annual income (5x rent coverage) across 2 wage earners; 39 year avg resident age  Cost efficiency and ancillary growth upside with earlier-stage platform versus other real estate types Potential Risk Mitigants in a Scenario with a Weaker Economy and Lower Rates  Economic uncertainty could reduce moveouts to homeownership and benefit occupancy  Higher unemployment may result in lower rates of household formation, but could increase SFR’s share of formations  External growth opportunity could become more attractive 23

Investment Highlights

Leading investor and operator of ~80k homes, positioned for both near-term stability and long-term growth

Successful COVID Response to Date	• Record-high occupancy amid COVID-19 (Same Store avg occupancy of 97.5% in May), with strong demand in IH markets • May rent collections 97% of historical average; sticky resident base averaging ~$110k annual income (5x rent coverage) • ~$1.1B of cash and revolver capacity at April 30, with no debt maturing prior to 2022; liquid home transaction market
Secular Long-Term Growth Drivers for SFR	• Significant pent up demand in millennial generation likely to move toward single-family rental over the next decade • IH meets an underserved need in the housing market, with superior product and service in a 98% mom-and-pop industry • Stickiness/stability of residents, granularity of assets, and transaction channel optionality mitigate risk and enhance value
Long Runway for Future INVH Value Creation	• Outsized long-term organic growth outlook from demographics and opportunity to further enhance operational efficiency • Opportunity to widen portfolio and scale advantages via active asset management and disciplined investment over time • Pursuing initiatives to enhance resident loyalty and NOI growth with ancillary services and value enhancing capex
Unique IH Competitive Advantages	• Long-term high-growth market footprint with over 70% of revenues in the Western US and Florida • Scale and market density drives efficiency, with almost 5,000 homes per market on average (difficult to replicate today) • Local management, collaborating with central support, enhances control over asset quality and the resident experience
Serving our Communities	• Part of the housing affordability solution, helping families live in great neighborhoods without the cost of homeownership • Over $2B invested in renovations to enhance residents' experience, revitalize communities, and support local vendors • Culture of genuine care and giving back, and a focus on sustainability through programs such as Smart Home innovation

Note: All May numbers are preliminary as of 5/30/2020.

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invitation homes

Denver V. NON-GAAP RECONCILIATIONS 25

Reconciliation of Same Store NOI Growth – 2019 Same Store Pool Reconciliation of Net Income (Loss) to NOI and Same Store NOI, 2019 Same Store Pool (in thousands) (unaudited) FY 2019 FY 2018 Growth Net income (loss) available to common stockholders $ 145,068 $ (5,744) Net income available to participating securities 395 817 Non-controlling interests 1,648 (86) Interest expense 367,173 383,595 Depreciation and amortization 533,719 560,541 General and administrative 61,614 65,485 Property management expense 74,274 98,764 Impairment and other 18,743 20,819 Gain on sale of property, net of tax (96,336) (49,682) Other, net (11,600) (6,958) NOI (total portfolio) 1,094,698 1,067,551 Non-Same Store NOI (97,590) (123,138) Same Store NOI $ 997,108 $ 944,413 5.6% 26

Reconciliation of Same Store NOI Growth – 2018 Same Store Pool Reconciliation of Net Income (Loss) to NOI and Same Store NOI, 2018 Same Store Pool (in thousands) (unaudited) FY 2018 FY 2017 Growth Net loss available to common stockholders $ (5,744) $ (105,952) Net income available to participating securities 817 615 Non-controlling interests (86) (489) Interest expense 383,595 256,970 Depreciation and amortization 560,541 309,578 General and administrative 98,764 167,739 Property management expense 65,485 43,344 Impairment and other 20,819 24,093 Gain on sale of property, net of tax (49,682) (33,896) Other, net (6,958) 959 NOI (total portfolio) 1,067,551 662,961 Starwood Waypoint Homes NOI (1) — 334,734 Pro Forma total NOI 1,067,551 997,695 Non-Same Store NOI (152,664) (121,026) Same Store NOI $ 914,887 $ 876,669 4.4% ________________________________________________ (1) Represents NOI generated by Starwood Waypoint Homes prior to its merger with Invitation Homes, expressed using Invitation Homes' definition of NOI. 27

Reconciliation of Same Store NOI Growth – 2017 Same Store Pool Reconciliation of Net Income (Loss) to NOI and Same Store NOI, 2017 Same Store Pool (in thousands) (unaudited) FY 2017 FY 2016 Growth Net loss available to common shareholders $ (105,952) $ (78,239) Net loss available to participating securities 615 — Non-controlling interests (489) — Interest expense 256,970 286,048 Depreciation and amortization 309,578 267,681 General and administrative 167,739 69,102 Property management expense 43,344 30,493 Impairment and other 24,093 4,207 Acquisition costs — 50 Gain on sale of property, net of tax (33,896) (18,590) Other, net 959 1,508 NOI (total portfolio) 662,961 562,260 Non-Same Store NOI (69,364) (49,735) Post-merger Legacy SWH Same Store NOI (42,503) — Adjustments to align Legacy SWH NOI with IH metric definition (499) — IH Same Store NOI $ 550,595 $ 512,525 7.4% 28